UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

__________________

FORM 8-K

_________________

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 7, 2014

_________________

hopTo Inc.

(Exact Name of Registrant as Specified in Charter)

_________________

Delaware	0-21683	13-3899021
(State or Other Jurisdiction of Incorporation)	Commission File Number	(IRS Employer Identification No.)

1901 S. Bascom Avenue, Suite 660 Campbell, CA	95008
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (800) 472-7466

_________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

________________________________________________________________________

Item 1.01	Entry into a Material Definitive Agreement.

On January 7, 2014, hopTo Inc. (the "Company") entered into a securities purchase agreement (the "Agreement"), with a limited number of "accredited investors" (within the meaning of Rule 501 promulgated under the Securities Act of 1933, as amended (the "Securities Act")), pursuant to which we issued and sold for cash an aggregate of 11,299,999 shares of our common stock at a purchase price of $0.30 per share. We also issued warrants to the investors for no additional consideration to purchase an aggregate of 5,650,001 shares of common stock at an exercise price of $0.40 per share from January 7, 2014 through January 7, 2019.

We derived gross proceeds of $3,390,000 from this placement, which we intend to use for general and working capital purposes, including development, marketing, and monetization of our hopTo platform.

We offered and sold our shares and warrants without registration under the Securities Act pursuant to Section 4(2) of the Securities Act and in reliance on Rule 506 of Regulation D promulgated thereunder.

We also entered into a registration rights agreement (the "Registration Rights Agreement") with the investors agreeing to file a registration statement covering our common stock acquired by them, including the common stock underlying their warrants, within 60 days of the closing and to use commercially reasonable efforts to have the registration statement declared effective as soon as practicable thereafter.

A complete copy of each of the Agreement, the Registration Rights Agreement, and the form of warrant are filed as Exhibits 10.1, 10.2 and 4.1, respectively, and are incorporated herein by reference. The summary of the transaction set forth above does not purport to be complete and is qualified in its entirety by reference to such exhibits. This summary corrects the press release, which stated that the warrants could not be exercised for six months and that the registration statement must be filed within 30 days.
Item 3.01	Unregistered Sale of Equity Securities.

The disclosure under Item 1.01 above is incorporated herein by reference.
Item 9.01	Financial Statements and Exhibits.

Item 9.01

(d) Exhibits.

4.1 Form of Warrant

10.1 Securities Purchase Agreement

10.2 Registration Rights Agreement

99.1 Press Release

________________________________________________________________________

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

hopTo Inc.

Dated: January 10, 2014	By:	/s/ Robert L. Dixon
Robert L. Dixon
Vice President of Finance, Secretary